FOURTH AMENDMENT
TO LOAN AND SECURITY AGREEMENT

                FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT dated as of May 22¸ 2013 (this “Amendment”), is among P&F INDUSTRIES, INC., a Delaware corporation (“P&F”), FLORIDA PNEUMATIC MANUFACTURING CORPORATION, a Florida corporation (“Florida Pneumatic”), HY-TECH MACHINE, INC., a Delaware corporation (“Hy-Tech”), and NATIONWIDE INDUSTRIES, INC., a Florida corporation (“Nationwide”, and together with P&F, Florida Pneumatic and Hy-Tech, collectively, “Borrowers” and each, a “Borrower”), CONTINENTAL TOOL GROUP, INC., a Delaware corporation (“Continental”), COUNTRYWIDE HARDWARE, INC., a Delaware corporation (“Countrywide”), EMBASSY INDUSTRIES, INC., a New York corporation (“Embassy”), GREEN MANUFACTURING, INC., a Delaware corporation (“Green”), PACIFIC STAIR PRODUCTS, INC., a Delaware corporation (“Pacific”), WILP HOLDINGS, INC., a Delaware corporation (“WILP”), and WOODMARK INTERNATIONAL, L.P., a Delaware limited partnership (“Woodmark”, and together with Continental, Countrywide, Embassy, Green, Pacific and WILP, collectively, “Guarantors” and each, a “Guarantor”), CAPITAL ONE LEVERAGE FINANCE CORP., as agent for the Lenders (“Agent”), and each of the Lenders party hereto.

RECITALS:

A.            Borrowers, Guarantors, the lenders from time to time party thereto (collectively, the “Lenders”) and Agent have entered into a Loan and Security Agreement dated as of October 25, 2010 (as amended by the First Amendment to Loan and Security Agreement dated as of September 21, 2011, the Second Amendment to Loan and Security Agreement dated as of November 21, 2011 and the Third Amendment to Loan and Security Agreement dated as of December 19, 2012, the “Loan Agreement”).  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

B.            Borrowers have requested that Agent and the Lenders amend certain provisions of the Loan Agreement.

C.            Subject to the terms and conditions set forth below, Agent and the Lenders party hereto are willing to so amend the Loan Agreement.
                In furtherance of the foregoing, the parties agree as follows:

                Section 1.              AMENDMENTS.  Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Loan Agreement is amended as follows:

(a)           The following new definition is inserted in Section 1.1 in the appropriate alphabetical position therein:

London Banking Day: any day on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in London, England.

(b)           The existing definitions of “Eligible Account,” “LIBOR” and “Other Agreements” in Section 1.1 are deleted in their entirety and the following definitions are inserted in lieu thereof:

Eligible Account:  an Account owing to a Borrower that arises in the Ordinary Course of Business from the sale of goods, is payable in Dollars and is deemed by Agent, in its reasonable discretion, to be an Eligible Account.  Without limiting the foregoing, no Account shall be an Eligible Account if (a)(i) with respect to Accounts from Sears Holdings Corp., it is unpaid for more than 30 days after the original due date, or more than 120 days after the original invoice date, and (ii) with respect to all other Accounts, it is unpaid for more than 60 days after the original due date; (b) Accounts representing 50% or more of all amounts owing by the Account Debtor thereon are not Eligible Accounts under the foregoing clause; (c) when aggregated with other Accounts owing by the Account Debtor, (i) with respect to Accounts from Sears Holdings Corp., it exceeds (A) so long as Sears Holdings Corp. is rated CCC+ (or better) by S&P (secured bank facility rating category), 40% of the aggregate Eligible Accounts during the period of September 1 through November 30 of each year or (B) 35% of the aggregate Eligible Accounts during all other times, (ii) with respect to Accounts from The Home Depot, Inc., it exceeds (A) so long as The Home Depot, Inc. is rated BBB- (or better) by S&P, 40% of the aggregate Eligible Accounts, (B) so long as The Home Depot, Inc. is rated BB+ by S&P, 25% of the aggregate Eligible Accounts, and (C) so long as The Home Depot, Inc. is rated BB- (or lower) by S&P, 20% of the aggregate Eligible Accounts, and (iii) with respect to all other Accounts, 20% of the aggregate Eligible Accounts (or such higher percentage as Agent may establish for the Account Debtor from time to time); (d) it does not conform with a covenant or representation herein; (e) it is owing by a creditor or supplier, or is otherwise subject to an offset, counterclaim, dispute, deduction, discount, recoupment, reserve, defense, chargeback, credit or allowance (but ineligibility shall be limited to the amount thereof); (f) an Insolvency Proceeding has been commenced by or against the Account Debtor; or the Account Debtor has failed, has suspended or ceased doing business, is liquidating, dissolving or winding up its affairs, or is not Solvent; or the Borrower is not able to bring suit or enforce remedies against the Account Debtor through judicial process; (g) the Account Debtor is organized or has its principal offices or assets outside the United States or Canada; (h) it is owing by a Government Authority, unless the Account Debtor is the United States or any department, agency or instrumentality thereof and the Account has been assigned to Agent in compliance with the Assignment of Claims Act; (i) it is not subject to a duly perfected, first priority Lien in favor of Agent, or is subject to any other Lien except Permitted Liens permitted by Section 10.2.2(c); (j) the goods giving rise to it have not been delivered to and accepted by the Account Debtor, the services giving rise to it have not been accepted by the Account Debtor, or it otherwise does not represent a final sale; (k) it is evidenced by Chattel Paper or an Instrument of any kind, or has been reduced to judgment; (l) its payment has been extended, the Account Debtor has made a partial payment, or it arises from a sale on a cash-on-delivery basis; (m) it arises from a sale to an Affiliate, from a sale on a bill-and-hold, guaranteed sale, sale or return, sale on approval, consignment, or other repurchase or return basis, or from a (direct) sale to a Person for personal, family or household purposes; (n) it represents a progress billing or retainage, or relates to services for which a performance, surety or completion bond or similar assurance has been issued; or (o) it includes a billing for interest, fees or late charges, but ineligibility shall be limited to the extent thereof.  In calculating delinquent portions of Accounts under clauses (a) and (b), credit balances more than 90 days old will be excluded.

LIBOR: for any Interest Period with respect to a LIBOR Loan, the per annum rate of interest determined by Lender at approximately 11:00 a.m. (London time) two London Banking Days prior to commencement of such Interest Period, for a term comparable to such Interest Period, equal to (a) the rate for Dollar deposits as reported on Reuters screen LIBOR01 Page (“LIBOR01”); or (b) if LIBOR01 is not available for any reason, the interest rate determined by Lender to be the arithmetic mean of the rates at which Dollar deposits in the approximate amount of the LIBOR Loan are offered by the principal London office of major banks in the London interbank Eurodollar market selected by Lender; provided that, if fewer than two quotations are provided by Lender by such major banks as requested, LIBOR shall be the arithmetic mean of the rates quoted to Lender by major banks in New York City, selected by Lender, at approximately 11:00 a.m. (New York City time) for loans in Dollars to leading European banks for a term comparable to such Interest Period commencing on the first day of such Interest Period and in an amount equal to the principal amount of the requested Borrowing.

Other Agreements: each Note; Guaranty; LC Document; Commitment Letter; Lien Waiver; Subordination Agreement; Real Estate Related Document; Borrowing Base Certificate, Compliance Certificate, financial statement or report delivered hereunder; or other document, instrument or agreement (other than this Agreement or a Security Document) now or hereafter delivered by an Obligor or other Person to Agent or a Lender in connection with any transactions relating hereto; provided that, for the avoidance of doubt, “Other Agreements” shall not include any Hedging Agreements or other agreements executed in connection with Bank Product Obligations.

(c)           The existing definition of “Reserve Percentage” in Section 1.1 of the Loan Agreement is deleted in its entirety.

(d)           The existing references to “30, 60 or 90 days” in Section 3.1.3 of the Loan Agreement are deleted in their entirety and “one, two or three months” is inserted in lieu thereof.

(e)           The existing Section 3.1.3(b) of the Loan Agreement is deleted in its entirety and the following is inserted in lieu thereof:

(b)           if any Interest Period begins on a day for which there is no corresponding day in the calendar month at its end or if such corresponding day falls after the last Business Day of such month, then the Interest Period shall expire on the last Business Day of such month; and if any Interest Period would otherwise expire on a day that is not a Business Day, then, for purposes of the timing of payment of interest only (and not for purposes of determining any subsequent Interest Period), the period shall expire on the next Business Day; provided that such extension of time shall in such case not be included in the computation of payment of interest with the exception of the final payment of interest at maturity or in connection with a voluntary or involuntary prepayment of principal prior to maturity; and

The amendments to the Loan Agreement are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Loan Agreement are intended to be affected hereby.

Section 2.              CONDITIONS PRECEDENT.  The parties hereto agree that the amendments set forth in Section 1 above shall not be effective until the satisfaction of each of the following conditions precedent (the date of such satisfaction, the “Fourth Amendment Effective Date”):

                (a)           Documentation.  Agent shall have received (i) a counterpart of this Amendment, duly executed and delivered by Borrowers, Guarantors and all of the Lenders then party to the Loan Agreement, and (ii) such other documents and certificates as Agent or its counsel may reasonably request relating to the organization, existence and good standing of Obligors, the authorization of this Amendment and any other legal matters relating to any Obligor or the transactions contemplated hereby.

                (b)           Fees and Expenses.   All fees and expenses of counsel to Agent estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

Section 3.              REPRESENTATIONS AND WARRANTIES.

(a)           In order to induce Agent and the Lenders to enter into this Amendment, each Borrower represents and warrants to Agent and the Lenders as follows:

(i)            The representations and warranties made by such Borrower in Section 9 of the Loan Agreement are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date in which case such representations and warranties are true and correct on and as of such earlier date.

(ii)           Since December 31, 2012, no act, event, condition or circumstance has occurred or arisen which, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.

(iii)          No Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment.

(b)           In order to induce Agent and the Lenders to enter into this Amendment, each Borrower and each Guarantor represents and warrants to Agent and the Lenders that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation.

Section 4.              MISCELLANEOUS.

                (a)           Ratification and Confirmation of Loan Documents.   Each Borrower and each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including without limitation, with respect to each Guarantor, the continuation of its payment and performance obligations under the guaranties set forth in Section 15 of the Loan Agreement upon and after the effectiveness of the amendments contemplated hereby and, with respect to each Borrower and each Guarantor, the continuation and extension of the liens granted under the Loan Agreement and Security Documents to secure the Obligations).

                (b)           Fees and Expenses.  Borrowers shall pay on demand all reasonable costs and expenses of Agent in connection with the preparation, reproduction, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Agent.

                (c)           Headings.   Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                (d)           Governing Law; Waiver of Jury Trial.   This Amendment shall be governed by and construed in accordance with the laws of the State of New York, and shall be further subject to the provisions of Sections 14.13, 14.14 and 14.15 of the Loan Agreement.

                (e)           Counterparts.  This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart hereof.

                (f)            Entire Agreement.  This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in a writing signed by Agent for such purpose.

                (g)           Enforceability.  Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

(h)           Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of each Borrower, each Guarantor, Agent, each Lender and their respective successors and assigns (subject to Section 13 of the Loan Agreement).

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

                The following parties have caused this Fourth Amendment to Loan and Security Agreement to be executed as of the date first written above.

BORROWERS:

P&F INDUSTRIES, INC.
FLORIDA PNEUMATIC MANUFACTURING
CORPORATION
HY-TECH MACHINE, INC.
NATIONWIDE INDUSTRIES, INC.

By:	/s/ Joseph A. Molino, Jr.
Name:	Joseph A. Molino, Jr.
Title:	Vice President

GUARANTORS:

CONTINENTAL TOOL GROUP, INC.
COUNTRYWIDE HARDWARE, INC.
EMBASSY INDUSTRIES, INC.
GREEN MANUFACTURING, INC.
PACIFIC STAIR PRODUCTS, INC.
WILP HOLDINGS, INC.

By:	/s/ Joseph A. Molino, Jr.
Name:	Joseph A. Molino, Jr.
Title:	Vice President

WOODMARK INTERNATIONAL, L.P.

By:	Countrywide Hardware, Inc., its General Partner

	By:	/s/ Joseph A. Molino, Jr.
	Name:	Joseph A. Molino, Jr.
	Title:	Vice President

FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
Signature Page

AGENT AND LENDERS:

CAPITAL ONE LEVERAGE FINANCE CORP., as Agent and Lender

By:	/s/ Julianne Low
Name:	Julianne Low
Title:	Vice President

FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
Signature Page